Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	06/30/02	09/30/02	12/31/02	03/31/03	06/30/03	09/30/03	12/31/03	03/31/04	06/30/04
ASSETS
Cash and Cash Equivalents	$195,884	$300,184	$192,142	$190,537	$212,674	$209,695	$174,939	$154,178	$170,940
Securities Available For Sale	1,232,549	1,424,513	1,497,111	1,714,494	1,769,715	1,653,114	1,588,151	1,473,497	1,412,206
FHLB Stock	14,967	14,967	17,030	24,356	24,356	24,352	20,753	20,753	12,240
Loans Held For Sale	27,556	62,055	94,874	98,578	97,500	95,777	25,262	32,276	49,497
Loans:
Commercial	583,557	567,939	568,224	625,177	632,816	633,221	658,615	686,304	740,410
Municipal	44,107	97,912	77,820	82,005	54,917	106,512	87,080	92,338	66,533
Real Estate:
Residential
1-4 Family	648,079	608,040	561,330	832,284	781,715	724,749	700,671	666,753	667,676
Multi-Family	74,451	87,435	96,494	167,010	167,363	172,419	176,478	182,085	189,589
Home Equity	191,611	199,997	203,882	239,021	249,943	258,664	270,959	277,062	276,640
Commercial	1,043,889	1,067,702	1,103,897	1,314,095	1,324,943	1,375,027	1,430,945	1,485,031	1,505,880
Construction	78,995	81,232	85,512	96,859	113,044	143,515	140,801	138,497	129,901

Total Real Estate	2,037,025	2,044,406	2,051,115	2,649,269	2,637,008	2,674,374	2,719,854	2,749,428	2,769,686
Consumer	301,634	293,248	276,704	272,159	272,085	267,615	259,135	252,097	249,208

Total Loans	2,966,323	3,003,505	2,973,863	3,628,610	3,596,826	3,681,722	3,724,684	3,780,166	3,825,837
Less: Allowance for Loan Losses	(48,994)	(48,187)	(48,197)	(56,708)	(57,591)	(59,171)	(57,464)	(57,500)	(57,969)

Net Loans	2,917,329	2,955,318	2,925,666	3,571,902	3,539,235	3,622,551	3,667,220	3,722,667	3,767,868

Acrrued Interest Receivable	28,051	28,586	27,992	32,255	30,208	29,277	29,124	25,582	27,376
Other Real Estate Owned	230	0	158	37	30	52	100	36	47
Other Assets	36,284	42,039	35,269	48,737	46,571	61,451	68,487	51,834	64,098
Premises and Equipment, net	57,381	56,901	57,074	72,524	73,742	75,624	75,179	77,534	80,241
Mortgage Servicing Rights	16,917	15,482	8,491	9,306	8,686	10,615	12,265	10,866	12,562
Identified Intangibles	10,175	9,827	9,480	28,282	24,243	23,488	22,733	21,978	21,972
Goodwill	58,249	55,911	55,257	205,579	215,721	216,431	216,431	216,431	216,697

Total Assets	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$627,498	$681,595	$684,077	$799,506	$864,526	$880,354	$898,920	$848,758	$891,244
Savings	393,025	397,545	400,616	503,415	512,775	523,497	517,789	526,625	541,138
NOW	536,164	567,017	578,272	874,439	923,572	912,563	899,018	894,575	912,175
CMAs / Money Market	1,371,800	1,578,955	1,519,424	1,491,329	1,468,731	1,617,176	1,604,138	1,472,377	1,491,522
Certificates of Deposit Less than $100,000	682,636	691,873	691,467	874,722	848,320	822,634	789,066	780,940	779,492
Certificates of Deposit $100,000 and Over	198,607	237,948	231,393	270,627	249,250	262,137	260,960	311,067	298,721

Total Deposits	3,809,730	4,154,933	4,105,249	4,814,038	4,867,174	5,018,361	4,969,891	4,834,342	4,914,292
Securities Sold Under Agreements to Repurchase	58,726	60,896	65,081	120,050	104,543	79,510	78,980	76,051	75,016
Other Borrowings	258,491	258,951	254,416	433,547	419,484	285,857	208,454	236,446	204,122
Accrued Expenses and Other Liabilities	69,298	76,651	77,006	77,627	83,829	64,427	63,368	61,308	54,452

Total Liabilities	4,196,245	4,551,431	4,501,752	5,445,262	5,475,030	5,448,155	5,320,693	5,208,147	5,247,882
Stockholders’ Equity:
Common Stock	35,749	35,749	35,749	40,135	40,134	40,134	40,142	40,157	40,163
Surplus	145,201	145,193	145,191	256,057	255,974	256,215	256,974	257,503	258,280
Retained earnings	274,266	283,536	294,943	305,140	316,472	329,035	341,441	351,569	361,623
Treasury, at cost	(76,272)	(85,383)	(85,382)	(83,254)	(81,543)	(80,951)	(78,579)	(76,058)	(72,967)
Accumulated Other Comprehensive Income:
Unrealized gains on securities available for sale	16,604	31,402	28,573	33,388	36,375	25,610	15,595	21,964	(3,772)
Accrued minimum pension liability, net of tax	—	—	(4,284)	(4,058)	(3,829)	—	—	—	—
Director’s Deferred Compensation to be Settled in Stock	3,839	3,909	4,052	3,963	4,111	4,266	4,413	4,381	4,562
Unearned Portion of Employee Restricted Stock	(60)	(54)	(50)	(46)	(43)	(38)	(35)	(31)	(27)

Total Stockholders’ Equity	399,327	414,352	418,792	551,325	567,651	574,271	579,951	599,485	587,862

Total Liabilities and Stockholders’ Equity	$4,595,572	$4,965,783	$4,920,544	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTR 06/30/02	QTR 09/30/02	QTR 12/31/02	QTR 03/31/03	QTR 06/30/03	QTR 09/30/03	QTR 12/31/03	QTR 03/31/04	QTR 06/30/04
Interest Income:
Loans	$49,656	$48,734	$47,404	$47,580	$52,543	$49,434	$49,878	$49,254	$50,461
Investments:
Taxable	15,328	17,954	18,173	18,216	18,511	17,648	17,176	15,580	14,757
Tax-favored	114	96	187	46	42	61	13	13	13
Short-term investments	6	83	44	12	123	88	71	7	52

Total Interest Income	65,104	66,867	65,808	65,854	71,219	67,231	67,138	64,854	65,283

Interest Expense:
Deposits	15,283	14,472	12,994	11,796	11,264	9,605	8,507	8,189	8,539
Borrowings	1,484	2,734	2,710	3,110	3,855	2,965	2,277	1,954	1,820

Total Interest Expense	16,767	17,206	15,704	14,906	15,119	12,570	10,784	10,143	10,359

Net Interest Income	48,337	49,661	50,104	50,948	56,100	54,661	56,354	54,711	54,924
Provision for Loan Losses	1,691	2,315	2,250	2,050	2,050	2,050	1,025	427	1,100

Net Interest Income after Provision for Loan Losses	46,646	47,346	47,854	48,898	54,050	52,611	55,329	54,284	53,824

Noninterest Income:
Investment Management and Trust	3,913	3,865	3,851	3,810	3,841	3,983	4,321	4,349	4,573
Service Charges on Deposits	4,098	4,067	4,107	4,393	4,735	4,583	4,686	4,691	4,775
Mortgage Servicing	625	(882)	(6,875)	(757)	(829)	1,275	592	(767)	1,348
Gains on Sales of Loans, Net	1,860	2,086	3,366	4,436	6,099	6,959	4,272	1,901	2,895
Gains on Sales of Securities	95	6	10,234	1,391	9,054	3,305	3,031	1,802	240
Loss on Prepayments of Borrowings	0	0	0	0	0	(2,154)	(916)	(1,194)	0
Credit Card Income, Net	897	1,026	941	903	970	1,149	1,057	908	1,022
Insurance Commissions, Net	882	1,185	728	1,613	1,531	2,041	1,501	2,626	1,728
Retail Investment Services	676	620	500	896	1,314	1,287	1,123	947	903
Other	2,517	1,803	2,709	2,571	3,069	2,570	3,327	2,740	3,154

Total Noninterest Income	15,563	13,776	19,561	19,256	29,784	24,998	22,994	18,003	20,638

Noninterest Expense:
Salaries	18,491	18,450	18,503	20,282	23,668	23,234	22,248	20,879	21,786
Employee Benefits	3,959	3,678	4,159	4,857	5,145	5,419	5,157	5,971	5,679
Net Occupancy Expense	4,859	4,766	4,980	5,479	6,198	5,977	5,603	6,026	5,752
Data Processing	2,818	2,830	2,926	2,501	2,161	2,319	2,404	2,293	1,985
Amortization of Intangibles	348	348	348	511	727	755	755	755	772
Conversion and Restructuring Charges	0	0	0	0	6,800	0	2,169	152	1,318
Other	8,122	6,974	8,939	8,546	9,561	9,154	9,741	8,526	8,671

Total Noninterest Expense	38,597	37,046	39,855	42,176	54,260	46,858	48,077	44,602	45,963

Income Before Income Taxes	23,612	24,076	27,560	25,978	29,574	30,751	30,246	27,685	28,499
Income Tax Expense	8,297	8,364	9,764	9,387	10,947	10,887	10,528	10,218	10,345

Net Income	$15,315	$15,712	$17,795	$16,591	$18,627	$19,864	$19,718	$17,467	$18,154

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 6/30/2002	QTD 9/30/2002	QTD 12/31/2002	QTD 3/31/2003	QTD 6/30/2003	QTD 9/30/2003	QTD 12/31/2003	QTD 3/31/2004	QTD 6/30/2004
Per Common Share
Earnings, Basic	$0.48	$0.49	$0.56	$0.50	$0.51	$0.54	$0.54	$0.48	$0.49
Earnings, Diluted	0.47	0.48	0.55	0.49	0.51	0.54	0.53	0.47	0.49
Dividends	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.20	0.22
Book Value	12.39	12.97	13.11	15.14	15.55	15.72	15.82	16.31	15.93
Tangible Book	10.27	10.91	11.09	8.72	8.98	9.15	9.30	9.82	9.46
Credit Quality
Nonperforming Assets (including OREO)	$10,872	$16,415	$14,959	$14,981	$17,970	$18,011	$14,431	$20,657	$20,625
90 Days past due and still accruing	2,477	3,213	2,953	3,106	1,921	3,021	4,029	3,201	3,777

Total	13,349	19,628	17,912	18,087	19,891	21,032	18,460	23,858	24,402
Nonperforming Assets to Loans Plus OREO	0.37%	0.55%	0.50%	0.41%	0.50%	0.49%	0.39%	0.55%	0.54%
Allowance to Loans	1.65%	1.60%	1.62%	1.56%	1.60%	1.61%	1.54%	1.52%	1.50%
Allowance to Nonperforming Loans (excluding OREO)	460.38%	293.56%	325.64%	379.48%	321.01%	329.48%	400.99%	278.85%	281.70%
Net Charge-off Ratio	0.07%	0.10%	0.07%	0.04%	0.03%	0.01%	0.08%	0.01%	0.02%
Average Balance Sheet Data
Securities	$1,115,965	$1,406,182	$1,533,180	$1,591,751	$1,760,773	$1,745,081	$1,647,313	$1,533,480	$1,448,877
Loans, Net	2,997,613	2,988,405	3,007,081	3,236,735	3,638,769	3,693,594	3,697,490	3,701,494	3,777,039
Earning Assets	4,163,108	4,443,815	4,588,801	4,879,771	5,456,572	5,496,829	5,446,055	5,292,868	5,294,057
Total Assets	4,436,263	4,727,637	4,869,802	5,224,669	5,943,041	5,974,552	5,960,054	5,792,012	5,799,583
Deposits	3,851,574	3,951,162	4,088,425	4,278,877	4,797,953	4,941,066	5,033,498	4,808,334	4,868,682
Borrowings	135,697	299,786	296,409	406,182	512,230	409,621	298,478	339,983	290,730
Stockholders’ Equity	385,039	405,783	413,449	463,149	560,209	555,567	572,512	586,788	589,067
Common Shares Outstanding	32,235,058	31,940,640	31,939,470	36,420,367	36,496,930	36,522,940	36,636,550	36,763,368	36,907,749
Weighted Average Common Shares Outstanding	32,218,570	32,132,628	31,939,820	33,493,106	36,475,443	36,509,450	36,583,054	36,719,083	36,836,332
Weighted Average Common and Common Equivalent Shares Outstanding	32,684,149	32,539,799	32,259,266	33,799,406	36,764,758	36,856,558	37,112,500	37,217,890	37,245,754
Return on Average Tangible Equity	19.54%	18.59%	20.47%	19.95%	23.13%	25.07%	23.63%	20.38%	21.01%
Return on Average Equity	15.95%	15.36%	17.08%	14.53%	13.34%	14.19%	13.66%	11.97%	12.40%
Return on Average Tangible Assets	1.43%	1.36%	1.49%	1.34%	1.34%	1.41%	1.40%	1.30%	1.35%
Return on Average Assets	1.38%	1.32%	1.45%	1.29%	1.26%	1.32%	1.31%	1.21%	1.26%
Net Yield on Earning Assets	4.69%	4.49%	4.38%	4.22%	4.14%	3.98%	4.14%	4.17%	4.18%
Efficiency Ratio	59.58%	57.71%	59.20%	60.36%	60.70%	59.87%	59.58%	60.34%	58.05%
Tangible Capital Ratio	7.31%	7.12%	7.30%	5.51%	5.65%	5.78%	6.02%	6.48%	6.24%
Leverage Ratio	9.95%	9.37%	9.28%	8.10%	7.22%	7.49%	7.79%	8.28%	8.22%
Tier 1 Capital Ratio	12.60%	12.04%	12.25%	9.22%	9.28%	9.72%	10.07%	10.36%	10.46%
Total Capital Ratio	13.85%	13.29%	13.50%	10.47%	10.53%	10.97%	11.32%	11.61%	11.73%